Investor Presentation November 6, 2017 Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (November 3, 2017). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Hyster-Yale at a Glance Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. _____________________  EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 27. Key Metrics In millions (except employee data) LTM 9/30/17 Lift Truck Nuvera Bolzoni Revenue $2,624.7 $3.9 $168.3 Net Income (loss) $84.0 $(24.5) $4.9 EBITDA(1) $141.9 $(39.1) $18.1 ROTCE(1) (Net debt basis) 20.2% n/m 3.5% Net Debt at end of period $18.5 n/m $38.0 Approximate # of Employees (globally) 5,700 200 800 LTM 9/30/17 Sales by Segment Separate lift truck, attachment and hydrogen power segments

Solutions
that DRIVE Productivity
Forklifts
Internal
Combustion
Engine
Lithium-Ion
Reach
Stackers
Big Trucks
Very Narrow Aisle Trucks
Hyster-Yale is a Full-Line Lift Truck Supplier…
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion
Engine
(cushion tire)
Internal Combustion Engine
(pneumatic tire)
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Order Pickers
Reach Trucks
Empty / Laden
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Warehouse Equipment
Over 280 different truck models available
Electric
CB
Electric
CB
Container
Handlers
Internal Combustion
Engine
Counterbalance

…with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery
Lithium-ion Battery
Fuel Cell Engine
LPG & Bi-fuel
LPG & CNG
Diesel Tier 3 / Stage III
Diesel Tier 4 / Stage IV

Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Solutions



Technology Architecture



55,000+ assets under management
BOLZONI
NUVERA
BALYO
Integrated Solutions
• Hydrogen fuel cells
• Telematics solutions
• Specialized attachments
• Automation partnerships
Service Lifecycle Management System
Aftermarket Parts Integration
Mobile Work Order Management
Smart Service Suite
TECHNOLOGY SOLUTIONS
DEALER DBS
Mobile Field Apps
• Service event management
• Fleet management
• Mobile diagnostics
Financing
Customer Portal View
• Clean, consolidated view
• Dashboards
• Telematics driven actionable insights / alerts
• Fleet management tracking
• Parts order fulfillment
Lifecyle Business Intelligence
• Product development
• Predictive maintenance (PdM)
• Data analytics

Solutions* that DRIVE *Productivity

5

HYSTER-YALE MATERIALS HANDLING

Six Key Perspectives to Emphasize Global market unit levels expected to be relatively strong at a high level for next several years Strong recovery underway in key markets and segments that have been depressed 7% operating margin at properly balanced HY factory-produced 115,000 units in this cycle remains Lift Truck business target Programs needed to achieve Lift Truck business target in place; timing of results cannot be forecast with specificity Investments made to reinforce position in Lift Truck business and speed achievement to targeted 115,000 units Nuvera remains a venture business with developed technology; break even pushed out but confidence remains for long-term profitability

Lift Truck Industry Overview (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 4.4% long-term CAGR Average Industry Size. Source: WITS. Represents order intake. North America Retail Lift Truck Below Peak Trend _____________________ Source: WITS. LTM 12/31/15 Orders Reports. Long-term CAGR (2004 – 2016) = 4.4% Lift Truck Industry – Unit Distribution by Class _____________________ Source: WITS. LTM 9/30/17 Orders Reports. ICE = Internal Combustion Engine Total Industry = 1,330k Units Class 4 ICE 4% Market Size - $ _____________________ Source: Internal Company estimates Market Size - Units Class 5 ICE 54% Class 1 Electric 20% Class 2 Electric 13% Class 3 Electric 9% Estimated Industry Revenue Mix _____________________ Source: WITS. LTM 9/30/17 Orders Reports. Global Lift Truck Industry Breakdown (Units) Trend Upper Limit Lower Limit NA

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports.

A Positive Profitability Trend ($ in millions) 7% OPERATING PROFIT MARGIN TARGET 4.0% Gap 3.1% Gap Key Variables Impacting Performance Impact on HY 2016 2017 Market Cycle by Country _ + Market Size by Industry _ + Market Size by Product _ = / + Commodity Prices = _ Pricing _ + Strength of Dollar _ = Operational Effectiveness = + Core SG&A Expenses _ = Prior Cycle Market Peak

Lift Truck Business Target Economics Goal and Gap to Target Achieve 7% operating profit margin target at the next mid-cycle Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage LTM 9/30/17 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 3.9% Margin Variances 0.8% Unit margin 1.1% Parts/other (0.3%) Volume Variances 2.3% Manufacturing variances/other 0.5% Operating Expenses 1.8% Lift Truck Operating Profit Margin % Gap 3.1% Lift Truck Operating Profit Margin % Target 7.0%

Share Gain Drives Our Economic Engine Basic Business Areas Our strategies are designed to drive increased share, which in turn increases the lift truck population, which drives parts and service volumes. Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Design Component Commonality Supply Chain Manufacturing Quality Marketing Parts Infrastructure Capital Requirements Improve Warehouse Position Enhance Independent Distribution Succeed in Asia Enhance Big Truck Market Position Strengthen the Sales and Marketing Organization Low Cost of Ownership Understand Customer Needs Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share... Leverage Solutions and Technology Drivers A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

Hydrogen-Powered Lift Truck Advantages & Opportunities N. America electric trucks sold per year 150,000+ 25-50% Estimated up to can benefit from Fuel cell solutions Global 700,000+ electric trucks sold per year DOE reported N. America Constant power As quick as 3 minute refuel Operator productivity gains Environmentally clean No batteries / battery charging rooms Lead to Lower Cost of Ownership Population of Fuel Cell Powered Lift Trucks in North America DOE Hydrogen and Fuel Cells Program Record Record #: 17003 Date: 5/25/2017 Benefits Growth Opportunities Strategy: Establish production of “best in class” fuel cells for material handling industry Engage strength of existing global lift truck distribution network to increase penetration of the fuel cell market through converting existing fuel cell users, increasing penetration of existing lead-acid battery users and building new markets with existing ICE truck users Trend in population of fuel cell powered lift trucks in North America expected to continue

Companies Using Hydrogen Fuel Cells in Forklift Operations Amazon Walmart Sysco Foods Ace Hardware Associated Wholesale Grocers Baldor Specialty Foods BMW Bridgestone Canadian Tire Carter’s Central Grocers Coca-Cola CVS EARP Distribution FedEx General Motors Golden State Foods The Home Depot Honda IKEA Kimberly-Clark/GENCO Kroger Co. Lowe’s LPC Martignetti Martin Brower Mercedes Nestlé Waters Newark Farmers Market Nissan North America Proctor & Gamble Stihl Testa Produce Unified Grocers United Natural Foods U.S. Foodservice U.S. Postal Service Volkswagen Wegmans Whole Foods Market WinCo Foods

Purchased for a small investment Investing pre-tax expense dollars to commercialize fuel cell technology Solutions span Hydrogen Value Chain Strong IP / Patent portfolio Pipeline of new technologies Provides strong base for entry into other industries Nuvera’s association with HY provides: Industry and customer expertise Strong distribution channel leverage Financial stability Financing options through HYG Financial Services Product validation process Supply chain leverage and expertise No longer one player niche market Growing power source alternative for lift trucks The Nuvera Story Ace Hardware Bals BMW Canadian Tire Central Grocers Coca-Cola CVS FedEx Golden State Foods Home Depot Honda IKEA Kroger Lowes Existing Users Gen1 Drop-In BBR / Integrated Solution Gen2 Fuel Cell Hybrid Truck Engine / Integrated Solution Approximate Engine Power Requirement [kW] 1-3 3-10 10-20 20-30 30-50 50-150

Business Reconfiguration – Fuel Cell Lift Truck Business Design of Fuel Cell Stacks and Engines Reliability Growth Engineering Manufacture of Fuel Cell Stacks and Engines Sales & Marketing to OEM’s and Partners Development of Hydrogen Compression Technology & Products Design of BBR and Integrated Solutions Reliability Growth Engineering Manufacture of BBR and Integrated Solutions Sales & Marketing Product Support in Field

The Nuvera Plan 2018 + Development of supply chain Increase Mean Time Between Failure (MTBF) to industry leading levels Ramp up in fuel cell stack and engine production Launch of Orion® 2 fuel cell stack with increased power density and lower cost Execute partner opportunities Expansion into EMEA and JAPIC markets Launch of advanced hydrogen compression technology beyond 2020 Target break even by quarter in late 2019 Profitability at or above Hyster-Yale target economics over longer term At At Lift Truck Business Build out sales, marketing and product support Complete product line-up of Battery Box Replacements (BBR) Ramp up in production of BBR and integrated solutions at Greenville, NC plant Continued focus on reducing cost of product to target costs Expansion into EMEA and JAPIC markets Profitability at or above Hyster-Yale target economics over longer term

Bolzoni Bolzoni is one of the worldwide leading manufacturers of lift truck attachments, forks and lift tables with an extensive product range LTM Q3 2017 Sales by Region Managed as separate business segment Separation to maintain OEM information integrity 2016 CUSTOMER MIX Lift Truck Manufacturers – OEM Dealers of Lift Trucks & Material Handling MARKET – INDUSTRIES Logistics Automotive Food & Beverage Pulp & Paper Appliances & Electronics Other Material Handling Synergy Opportunities Stand-Alone Supplier Preferred supplier to HY Arms-length sales Commercial confidentiality Key supplier partner Purchasing leverage Broader market access Part of Hyster-Yale Growth of Attachment Business in Americas Leveraging HY strength in core industries Component resourcing and purchasing leverage Bolzoni as global supplier of forks & basic attachments to HY globally Convert business from other suppliers to Bolzoni Reduce purchase price of core components HY leverage of available Bolzoni manufacturing capacity

HY Path for Future Growth Includes Other Important Elements… GROWTH Through Core Lift Truck Business Share Gain Through Acquisition Through Partnership Through Investment in New Technologies Fuel Cells Automation Telematics

Strategy Roadmap for Share Gain Through New Account Acquisition Facilitating Structures Account Identification teams in each region New CRM/CPQ global tool Application Centers Industry Strategies / Application Guides Special Truck Engineering for rapid product customization Industry / Customer Focus Industry cluster identification Customers by cluster identification (80/20 rule) Targeted messaging Disciplined contact management Established base position and grow penetration over time One-by- One Customer Focus Share Gain Drivers Products & Solutions Focus Industry Focus Geographic Focus

Lift Truck Volume Leverage & Target Economics Incremental Units Produced +5,000 Trucks Sales $156m Gross Profit $34m Operating Expenses $10m Operating Profit $24m Incremental Operating Profit % 15.2% As we make progress toward the 115,000 unit production levels, the Lift Truck business will generate significant incremental operating profit contribution Importance of volume growth to reaching target Investor Day KCS Slide: Target Results Use only the HY Lift Truck Target on a single slide 42626 Will use a bullet point slide to describe Target to Nuvera and Bolzoni Lift Trucks Sold 124000 Lift Trucks Produced in HY plants 115000 Revenues $3,590m 100 189 Gross Profit $640m 25 0 Operating Expenses $390m -25 0 Operating Profit $250m 0 13.8 0 7.301587301587302E-2 Operating Margin 7.7% 2 22.200000000000003

2017 Third Quarter and Outlook

($ in millions)	2017 Third Quarter			LTM 9/30/17	
	Results	Margins	$ / % △ from Q3 16	Results	Margins
Consolidated Revenue	**$691.1[1]**	**100.0%**	**$61.8/ 9.8%**	**$2,780.3[1]**	**100.0%**
Consolidated Operating Profit	**$17.9**	**2.6%**	**$12.5 / 231.5%**	**$68.0**	**2.4%**
Consolidated Net Income	**$16.5**	**2.4%**	**$4.2 / 34.1%**	**$63.2**	**2.3%**
EBITDA[4]	**$30.5**	**4.4%**	**$10.6 / 53.3%**	**$120.4**	**4.3%**
Lift Truck Operating Profit	$24.1	3.7%[3]	$3.6 / 17.6%	$102.6	3.9%[3]
Bolzoni Operating Profit	$2.1[2]	4.7%[3]	$4.6/ n/m	$6.6[2]	3.9%[3]
Nuvera Operating Loss	$(8.1)	n/m[3]	n/m	$(40.7)	n/m[3]

2017 Third Quarter Highlights

LIFT TRUCK
- Revenues increased 9.6%, shipments increased 8.4% over Q3 2016
- Strong bookings and ending backlog
- Benefits of higher unit shipments and price increases, net of material cost inflation, were partly offset by higher operating expenses

BOLZONI
- Revenues increased 22.4% over Q3 2016

NUVERA
- Nuvera realignment progressing
- Operating loss of $8.1m decreased from both Q2 2017 and Q3 2016

2017 and 2018 Outlook

LIFT TRUCK
- Global market expected to maintain strength in Q4 2017, 2018 comparable to 2017
- Sales volumes and unit & parts revenues expected to increase Q4 2017 and 2018
- Operating profit expected to increase in Q4 2017, moderate increase in 2018
- Q4 2017 net income comparable to Q4 2016, 2018 net income expected to decrease modestly on higher effective income tax rate

BOLZONI
- Revenues expected to increase in Q4 2017 over Q4 2016
- Substantial growth in operating profit and net income over Q4 2016
- Revenues, operating profit and net income improvement expected in 2018 over 2017

NUVERA
- Realignment continuing to progress as expected
- Target break even by quarter in late 2019

(1) Revenues: Lift Truck $652.3m (LTM $2,624.7m), Bolzoni $44.3m (LTM $168.3m), Nuvera $0.3m (LTM $3.9m)
(2) Bolzoni Q3 & LTM Operating Profit includes $1.4m and $4.3m, respectively of amortization on acquired assets
(3) Operating Profit (Loss) Margin % is calculated based on the respective business segment's revenues for the respective period.
(4) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 27

Solutions that DRIVE *Productivity*

21

HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Use of Cash Priorities Strategic initiatives to accelerate growth or enhance margins Acquisitions of technologies and other forklift-related businesses, including Bolzoni Investments to commercialize Nuvera’s technology 2015 2016 YTD 2017 Annual Dividends (1) $18.4m $1.14/share $19.2m $1.18/share $14.8m $1.21/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2015, 2016 and 2017 Investments in Core Lift Truck Business Investments in Hydrogen Power Business Return Cash to Stockholders Investments in Adjacent or Complementary Businesses Investments in Share Gain Programs

by selling and producing 115,000 HY-factory trucks In Summary, Over the Next Few Years…. Get to approximately $3.6 billion HY Lift Truck segment revenue irrespective of industry size to Fill existing assembly line capacity through Significant share growth Which leverages Technology accelerators and business acquisitions

Valuation Approach Needs to Vary By Business Lift Truck and Attachment Businesses Hydrogen Power Business Board Oversight as Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels and growth prospects Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology

A Solid Investment Option HYSTER-YALE Strong Balance Sheet Cash Generation & Commitment to Shareholder Return Investment & Growth in Game Changing Technologies Leading Products & Market Position Strategies to Gain Share in all Segments & Markets Customer Focused & Solutions Oriented Strong Return on Capital

Financial Appendix Appendix

Non-GAAP Disclosure EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Return on total capital employed (“ROTCE”) is defined as net income (loss) before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation

($ in millions)	Year Ended December 31				Qtr.	Trailing 12 Months
Consolidated	**2013**	**2014**	**2015**	**2016**	**9/30/17**	**9/30/17**
Reconciliation of EBITDA						
Net income attributable to stockholders	$ 110.0	$ 109.8	$ 74.7	$ 42.8	$ 16.5	$ 63.2
Noncontrolling interest income (loss)	0.2	0.4	0.4	(0.5)	0.2	0.1
Income tax provision (benefit)	17.2	39.9	29.4	(4.0)	(0.8)	5.9
Interest expense	9.0	3.9	4.7	6.7	6.2	12.3
Interest income	(1.8)	(1.1)	(1.5)	(2.0)	(2.0)	(3.2)
Depreciation and amortization expense	30.2	29.7	28.9	39.1	10.4	42.1
EBITDA	**$ 164.8**	**$ 182.6**	**$ 136.6**	**$ 82.1**	**$ 30.5**	**$ 120.4**

($ in millions)	Year Ended December 31				Qtr.	Trailing 12 Months
Lift Truck	**2013**	**2014**	**2015**	**2016**	**9/30/17**	**9/30/17**
Reconciliation of EBITDA						
Net income attributable to stockholders	$ 110.0	$ 111.2	$ 89.3	$ 66.9	$ 19.7	$ 84.0
Noncontrolling interest income (loss)	0.2	0.4	0.4	(0.5)	-	(0.5)
Income tax provision	17.2	40.7	39.4	12.2	2.6	20.7
Interest expense	9.0	3.9	4.7	6.9	6.1	11.9
Interest income	(1.8)	(1.1)	(1.5)	(3.0)	(2.1)	(3.6)
Depreciation and amortization expense	30.2	29.6	27.3	28.1	7.3	29.4
EBITDA	**$ 164.8**	**$ 184.7**	**$ 159.6**	**$ 110.6**	**$ 33.6**	**$ 141.9**

Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions **that DRIVE** ***Productivity***

28

HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation (continued) _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($ in millions) Year Ended December 31 Qtr. Trailing 12 Months Nuvera 2014 2015 2016 9/30/17 9/30/17 Reconciliation of EBITDA Net loss attributable to stockholders   $ (1.4)   $ (14.6)   $ (23.8) $ (4.9) $ (24.5) Noncontrolling interest income   -   -   - - - Income tax benefit   (0.8)   (10.0)   (15.8) (3.2) (16.2) Interest expense   -   -   - - - Interest income   -   -   - - - Depreciation and amortization expense 0.1 1.6 1.5 0.4 1.6 EBITDA   $ (2.1)   $ (23.0)   $ (38.1) $ (7.7) $ (39.1) Qtr. Trailing 12 Months ($ in millions) Bolzoni 9/30/17 9/30/17 Reconciliation of EBITDA Net income attributable to stockholders $ 1.9 $ 4.9 Noncontrolling interest income 0.2 0.6 Income tax provision (benefit) (0.2) 0.7 Interest expense 0.2 0.8 Interest income - - Depreciation and amortization expense 2.7 11.1 EBITDA   $ 4.8 $ 18.1

Non-GAAP Reconciliation (continued)

($ in millions)

Reconciliation of Return on Total Capital Employed (ROTCE)

	Consolidated	Lift Truck[(1)]	Nuvera	Bolzoni
	LTM 9/30/17	LTM 9/30/17	LTM 9/30/17	LTM 9/30/17
Average Stockholders' Equity (9/30/17, 6/30/17, 3/31/17, 12/31/16, and 9/30/16)	$506.9	$555.2	$21.5	$109.8
Average Debt (9/30/17, 6/30/17, 3/31/17, 12/31/16, and 9/30/16)	220.3	178.5	2.3	53.8
Average Cash (9/30/17, 6/30/17, 3/31/17, 12/31/16, and 9/30/16)	(134.3)	(292.3)	-	(10.2)
Average capital employed	**$592.9**	**$441.4**	**$23.8**	**$153.4**
Net income (loss)	$63.2	$84.0	$(24.5)	$4.9
Plus: Interest expense, net	9.1	8.3	-	0.8
Less: Income taxes on interest expense, net at 38%	(3.5)	(3.2)	-	(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$68.8**	**$89.1**	**$(24.5)**	**$5.4**
Actual return on capital employed percentage	**11.6%**	**20.2%**	**n/m**	**3.5%**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $69.1 million in Nuvera. Investment numbers are based on a 5-point average.

Solutions* that DRIVE *Productivity

30

HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation .. Consolidated ($ in millions) Year Ended December 31 Qtr. Trailing 12 Months 2013 2014 2015 2016 9/30/17 9/30/17 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $152.9   $100.0 $89.4 $(48.9) $17.0   $85.5 Net cash used for investing activities (26.1) (44.4) (31.3) (145.1) (7.9) (49.2) Cash Flow before Financing $126.8   $55.6 $58.1 $(194.0) $9.1   $36.3

Supplemental Information Appendix

The History of Hyster-Yale and its brands

HYSTER

HYSTER-YALE GROUP

- **1875** – Yale Lock Mfg. broadens its scope into materials handling
- **1920** – Yale and Towne launched a new battery powered low-lift platform truck
- **1929** – Hyster founded in Portland Oregon as the Willamette Ersted Company
- **1944** – Company name officially changed to Hyster Company
- **1950** – Yale added gas, LP gas and diesel-powered fork lift trucks to its range
- **1959** – First Hyster container handling trucks; Hyster introduces the famous Monotrol® pedal
- **1963** – Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division
- **1971** – Yale forges a partnership with Sumitomo Ltd
- **1985** – Yale acquired by NACCO Industries
- **1989** – Hyster acquired by NACCO Industries
- **1989** – Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)
- **2011** – NMHG introduces the UTILEV® lift truck for the utility segment of the market
- **2012** – Hyster-Yale formed as independent public company following spin-off by NACCO
- **2014** – NMHG, HY's operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market
- **2016** – NMHG renamed Hyster-Yale Group; HY completes acquisition of 100% of Bolzoni S.p.A.

Yale

UTILEV® THE UTILITY LIFT TRUCK™

NUVERA®

BOLZONI The Material Handling Group

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HYSTER-YALE MATERIALS HANDLING

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Attachment Manufacture
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Sulligent, Alabama
Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China (JV)
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Ramos Arizpé, Mexico
Fabrication Manufacture
Billerica, Massachusetts
Hydrogen Power Business Headquarters; Research and Development; Manufacturing and Sales
Montcarda/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Berea, Kentucky
Lift Truck Manufacture
Forbach, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Hefei, China
Supply Chain Center
Charlotte, North Carolina
Experience Center
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Neu-Isenburg, Germany
Commercial Offices
Korschenbroich, Germany
Commercial Subsidiary
Pune, India
Engineering, Supply Chain and Marketing Center
Cavite, Philippines (JV)
Fabrication Manufacture
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Kuala Lumpur, Malaysia
Asia Support Office
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Prato, Italy
Attachment Manufacture
Sydney, Australia
Division Headquarters; Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Barueri, Brazil
Brazil Marketing and Administration Center
LEGEND:
Lift Truck Business locations
Hydrogen Power Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons, Australia
Commercial Subsidiary

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34

HYSTER-YALE MATERIALS HANDLING

Lift Truck Overview and Sources of Revenue 2016 Worldwide Sales by Product _____________________ Represents Hyster-Yale North American Lift Truck unit shipments by industry. Includes Big Truck sales that represent 10.9% of total sales. Bolzoni revenues of $115.6 million included in parts. A leading global lift truck manufacturer in terms of units sold 2016 Retail Shipments by End Market (1) #4 Globally in 2016 Large installed base that drives parts sales Over 827,000 units worldwide at 12/31/16 HY sales of 90,400 units in LTM 9/30/17 84,000 units sold - produced in HY plants 6,400 units sold – produced by JV or other third parties Additional >6,300 units sold in Japan in 2016 Direct sales by JV partner (2) 2016 Distribution Channel Mix

Historical Consolidated Revenue ’04 – ’16: 1.9% CAGR ($ in millions)

Solutions
that DRIVE Productivity
Class 1
Electric
20%
Class 2
Electric
10%
Class 3
Electric
7%
Class 4 ICE
13%
Class 5 ICE
50%
Industry Units by Geography
Lift Truck Unit Class Shipments
Europe
34%
Americas
22%
China
27%
Japan 6%
Asia-
Pacific
7%
Middle
East &
Africa 4%
_____________________
Source: Company: LTM 9/30/17 Units Shipped
Note:  Units sold direct by SN JV are not included
HY Lift Truck Units Sold by Geography
Americas
62%
EMEA
31%
Asia-
Pacific/
Japan
4%
China 3%
_____________________
Source: WITS.  LTM 9/30/17 Orders Reports.
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
34%
Class 4
ICE
3%
Class 5
ICE
36%
_____________________
Source: WITS.  LTM 9/30/17 Orders Reports.
ICE = Internal Combustion Engine
Class 1
Electric
20%
Class 2
Electric
10%
Class 3
Electric
29%
Class 4
ICE
10%
Class 5
ICE
32%
_____________________
Source: Company: LTM 9/30/17 Units Shipped
Note:  Units sold direct by SN JV are not included
ICE = Internal Combustion Engine
Industry Units by Class
HY Lift Truck Units by Class
Class 1
Electric
20%
Class 2
Electric
13%
Class 3
Electric 9%
Class 4 ICE
4%
Class 5 ICE
54%
_____________________
Source: Internal Company estimates
Estimated Industry Revenue Mix
Industry Unit Revenue by Class
HY Lift Truck Unit Revenue by Class
_____________________
Source: Company: LTM 9/30/17 Unit Revenues

Lift Truck Market Size Data

Lift Truck Market Size Data

WITS Orders Basis (1)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Europe	265,896	278,024	312,455	327,173	380,557	445,583	411,107	222,883	299,387	368,286
North America	147,322	155,191	186,192	198,058	212,953	191,384	159,279	98,338	136,050	169,589
Total Americas	158,388	168,471	206,225	221,155	242,186	234,353	200,178	118,835	180,903	224,501
A/P, China and Japan (1a)	138,452	155,094	185,530	201,062	232,438	271,018	260,246	205,114	314,162	381,795
Global Market	**562,736**	**601,589**	**704,210**	**749,390**	**855,181**	**950,954**	**871,531**	**546,832**	**794,452**	**974,582**

	2012	2013	2014	2015	2016	2017E
Europe	351,441	357,452	387,905	412,642	457,333	501,000
North America	181,191	200,939	219,444	235,128	240,836	242,000
Total Americas	229,565	252,930	267,546	277,315	280,827	274,000
A/P, China and Japan (1a)	363,399	399,395	438,510	409,923	443,938	549,000
Global Market	**944,405**	**1,009,777**	**1,093,961**	**1,099,880**	**1,182,098**	**1,324,000**

(1) In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.

(1a) Beginning in 2014 includes India local production

Industry forecast (light blue columns) – source: Derived from DRI-WEFA and Oxford Economic Forecasts

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
Europe (FEM/JIVA) (3)	150,250	121,922	135,318	152,667	174,953	176,294	187,902	219,615	227,697	274,681
North America (2) (3)	106,590	120,679	154,167	162,725	152,763	178,456	192,192	197,436	205,033	145,967
Total Americas (2) (3)	114,411	127,308	162,261	171,682	168,170	193,413	207,018	209,843	223,499	161,316
A/P, China and Japan (3)	134,635	123,913	119,733	135,050	148,135	148,441	111,848	104,781	122,354	123,780

	2002	2003	2004	2005	2006	2007	2008	2009
Europe (FEM/JIVA) (3)	256,717	263,972	286,546	302,158	337,326	382,047	376,945	201,352
North America (2) (3)	144,529	151,911	182,450	194,475	207,919	185,726	149,863	95,562
Total Americas (2) (3)	156,702	166,328	203,552	218,908	238,141	229,509	192,134	115,752
A/P, China and Japan (3)	129,333	146,334	171,000	195,386	222,074	250,684	257,604	199,159

Non-WITS Prior Year Information:

Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of Materials Handling ("FEM"), World Industrial Truck Association

(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America. Prior years are North America Commercial only.

(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:

Americas - North America & Government - Retail bookings
Americas - Latin America - Factory bookings
Europe & Japan - Factory shipments
A/P & China - Factory bookings

Solutions that DRIVE *Productivity*

38

HYSTER-YALE MATERIALS HANDLING

Solutions
that DRIVE Productivity
Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus

Solutions
that DRIVE Productivity
Product Philosophy
•
Full product line
•
Segmented solutions
•
Scalable modular platforms
•
Leverage core assets
•
Technology partners
•
Fit for market and application
•
Reliability and durability
•
Energy efficiency
•
Operator productivity
•
Support growth
initiatives
•
Fill the factories
•
Differentiation
•
Innovation
Guiding Product
Philosophy
Guiding Product
Philosophy
Key Product Attributes
Key Product Attributes
Product Portfolio Focus
Product Portfolio Focus

Solutions
that DRIVE Productivity
Core Strategic Initiatives Update
Highlights
Initiative
Highlights
Strategic Objective
•
Provide the right product
and solution to meet the
specific needs of different
customers by industry
segments
•
Understand industry trends, key drivers and
applications by segment
•
Product fit for application
•
Premium, Standard and Utility products
•
Unique innovations
•
Leverage automation partnership & telemetry
•
Leverage Bolzoni
relationship
•
Market leadership in U.S., such as heavy duty
industries, e.g. Paper, Automotive
•
Growing success in trucking industry and
beverage industries
Understand
Customer Needs
Strategic Objective
•
Deliver lowest cost of
ownership for all
customers based on
their specific
application
Initiative
Low Cost of
Ownership
•
Improved fuel / energy consumption
•
Engine to electric conversion
•
Expanding data services on growing number of
telemetry systems (30K+)
•
Leverage Fleet Management Solution for Cost
Compression
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments

Core Strategic Initiatives Update Initiative Initiative Strategic Objective Highlights Develop the strongest independent, exclusive dealer network Enhance Independent Distribution Strategic Objective Highlights Strengthen penetration of the growing warehouse segment Improve Warehouse Position Significant strengthening in core U.S. market Growth of dual-brand coverage New dealers appointed in EMEA Enhanced dealer profitability Excellence programs in all theaters Outcome: Best Distribution Channels in the Industry Outcome: Be a Top Tier Global Competitor in Warehouse Major wins in marquee accounts Continued success penetrating Food & Beverage and Retail accounts New products, including new End Rider Industry specialization sales training regimen Dealers investing in industry specialization Expanding industry-focused direct sales force Increase in dealer competence via Warehouse Academy

Core Strategic Initiatives Update Strategic Objective Highlights Initiative Succeed in Asia Strategic Objective Highlights Initiative Enhance Big Truck Market Position Expand market penetration throughout Asia Increase leading market position and become supplier of choice in Big Truck segment Outcome: Increase Share and Strengthen Distribution at Accelerated Pace Outcome: Enhance leading market position in Big Trucks Successful new product launches Heart-of-market products under development Diesel to Electric solutions Increased success with large port operators Focus on industry and solutions Distributing large cushion tire products (RICO) in the U.S. Deployed improved organization structure and global sales processes Development of long-term strategic partnerships Improved product line-up for China and India through localization Big Truck growth in Southeast Asia Appointed new national dealer in India

Core Strategic Initiatives Update Strategic Objective Highlights Initiative Strengthen Sales and Marketing Organization Strengthen and align sales and marketing organization in all geographic regions Outcome: Gain momentum leading to higher unit volumes and enhanced market share Expanding industry-focused direct-selling teams in all regions Enhancing solutions selling skills Building industry-focused cross functional teams to execute action plans and improve customer and dealer satisfaction Increasing global account focus Leverage Solutions & Technology Drivers Development of Nuvera fuel cell engines and hydrogen generation units Developing Lithium-ion strategies Partnership with BALYO (automation) Offering factory fit of specialized Bolzoni attachments Strengthening HY's telematics offering Become a one-stop materials handling solutions provider Outcome: Increase business from existing customers and new customers attracted to HY’s integrated solutions Strategic Objective Highlights Initiative

Our Investment in R&D Full Product Line* Lift Truck R&D Investment * Full Product Line – Class 1 through Class 5, including Big Truck 2.8% 2.6% 2.6% 2.7% 2.9% % of Revenue $ in millions

Cost of Operation / Hour Factors Impacting Low Cost of Ownership *Typical truck cost/hour for 5,000lb North American applications Lease Fleet optimization Service & Repair Cost/hour Fuel Energy usage Mode control Alternative powertrains ICE to ER Telematics Fleet Management Extended Warranty Residuals Price management Cost control Operator Productivity Ergonomics/ fatigue Automated trucks Auto functions

Areas of Focus Telematics Internet of Things Asset management Fleet and truck data Use of telematics Partnered approach Camera and laser-based systems Focus on integration and value proposition Automation Alternative Power Lead acid Lithium ion Fuel cell Diesel LPG Lithium ion Fuel cell Battery Box Solutions Integrated solutions

Bolzoni’s Brands BOLZONI Founded in Italy in 1945, focus on lift truck attachments, forks and lift tables. A leading market position through the development of a worldwide network of subsidiaries and dealers, as well as strategic acquisitions. AURAMO Founded in Finland in 1947, focus on paper roll clamps, bale clamps and other specialized handling attachments. The worldwide recognized paper handling specialist. AURAMO was acquired by BOLZONI Group in 2001. MEYER Founded in Germany in 1953, focus on a wide range of lift truck attachment industry. The worldwide recognized multiple pallet handler inventor. MEYER was acquired by BOLZONI Group in 2006.

LTM Q3 2017 Bolzoni Revenue by Product Line € 152,8 M Other Revenues* € 5,3 M 3% Forks € 20,0 M 13% Lift Table € 8,6 M 6% Attachments € 118,9 M 78% ___________ * Other Revenes – Rental business and Customer care. Note – Revenue by product line and percentages presented represent LTM Q3 2017 revenues in euros.